SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares
S&P 500 Index Fund Member Shares
Total Return Strategy Fund
Real Return Fund Shares
Real Return Fund Institutional Shares
Extended Market Index Fund
Nasdaq - 100 Index Fund
Ultra Short Term Bond Fund
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund
Target Retirement 2040 Fund
Target Retirement 2050 Fund
Global Opportunities Fund

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: 08/26/2013                         /S/ DANIEL S. MCNAMARA
     ----------------                    --------------------------
                                         Daniel S. McNamara
                                         President



                 SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares
S&P 500 Index Fund Member Shares
Total Return Strategy Fund
Real Return Fund Shares
Real Return Fund Institutional Shares
Extended Market Index Fund
Nasdaq - 100 Index Fund
Ultra Short Term Bond Fund
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund
Target Retirement 2040 Fund
Target Retirement 2050 Fund
Global Opportunities Fund


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date: 08/23/2013                         /S/ ROBERTO GALINDO, JR.
     ----------------                    --------------------------
                                         Roberto Galindo, Jr.
                                         Treasurer